                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

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[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                           Finger Lakes Bancorp Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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
April 12, 2001


Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Finger Lakes Bancorp, Inc. The Annual Meeting will be held at our main office at 470 Exchange Street, Geneva, New York, at 11:00 a.m., (local time) on May 15, 2001.

The enclosed Notice of Annual Meeting and proxy statement describe the formal business to be transacted.

The Annual Meeting is being held so that stockholders will be given an opportunity to elect two directors, to ratify the appointment of KPMG LLP as auditors for Finger Lakes Bancorp, Inc.'s 2001 fiscal year and to approve two stock benefit plans, the 2001 Stock Option Plan and the 2001 Recognition and Retention Plan.

The Board of Directors of Finger Lakes Bancorp, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interest of the Finger Lakes Bancorp, Inc. and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own. Voting by proxy will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.


Sincerely,



G. Thomas Bowers
President and Chief Executive Officer

                           FINGER LAKES BANCORP, INC.
                               470 EXCHANGE STREET
                             GENEVA, NEW YORK 14456
                                 (315) 789-3838

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held On May 15, 2001

     Notice is hereby given that the Annual Meeting of Stockholders, ("Meeting") of Finger Lakes Bancorp, Inc. will be held at our main office, 470 Exchange Street, Geneva, New York, on May 15, 2001 at 11:00 a.m., local time.

     A proxy statement and proxy card for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The election of two directors of Finger Lakes Bancorp, Inc.;

     2.   Approval of the Finger Lakes Bancorp, Inc.'s 2001 Stock Option Plan;

     3. Approval of the Finger Lakes Bancorp, Inc.'s 2001 Recognition and Retention Plan;

     4. The ratification of the appointment of KPMG LLP as auditors for Finger Lakes Bancorp, Inc. for the fiscal year ended December 31, 2001; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which by original or later adjournment the Meeting may be adjourned. Stockholders of record at the close of business on March 31, 2001 are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

     EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF FINGER LAKES BANCORP, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE MEETING.

                                    By Order of the Board of Directors



                                    Terry L. Hammond
                                    Secretary


Geneva, New York
April 12, 2001


IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT
                                       OF
                            FINGER LAKES BANCORP, INC
                               470 EXCHANGE STREET
                             GENEVA, NEW YORK 14456
                                 (315) 789-3838


                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 15, 2001


     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Finger Lakes Bancorp, Inc. to be used at the Annual Meeting of Stockholders of Finger Lakes Bancorp, Inc. (the "Meeting"), which will be held at Finger Lakes Bancorp, Inc. main office, 470 Exchange Street, Geneva, New York on May 15, 2001 at 11:00 a.m., local time, and all adjournments thereof. The accompanying Notice of Annual Meeting of Stockholders and this proxy statement are first being mailed to stockholders on or about April 12, 2001.

                              REVOCATION OF PROXIES


     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Finger Lakes Bancorp, Inc. will be voted in accordance with the directions given thereon. PLEASE SIGN AND RETURN YOUR PROXY TO OUR CORPORATE SECRETARY AT FINGER LAKES BANCORP, INC. IN ORDER FOR YOUR VOTE TO BE COUNTED. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE MEETING.

     Proxies may be revoked by sending written notice of revocation to the Secretary of Finger Lakes Bancorp, Inc., Terry L. Hammond, at the address of Finger Lakes Bancorp, Inc. shown above, by filing a duly executed proxy bearing a later date or by voting in person at the meeting. The presence at the Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of Finger Lakes Bancorp, Inc. prior to the voting of such proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


     Holders of record of Finger Lakes Bancorp, Inc. common stock ("common stock") at the close of business on March 31, 2001 (the "Voting Record Date") are entitled to one vote for each share held . As of the Voting Record Date, there were 3,445,110 shares of common stock issued and outstanding. The presence in person or by proxy of at least a majority of the issued and outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Meeting. Directors are elected by a plurality of the shares voted at the Meeting without regard to either broker non-votes, or proxies as to which the authority to vote for the nominee is being withheld. The 2001 Stock Option Plan and the 2001 Recognition and Retention Plan must be approved by a majority of the shares outstanding and eligible to be voted at the meeting. The ratification of auditors must be approved by a majority of the shares voted at the Meeting without regard to broker non-votes or proxies marked abstain. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

     Persons and groups who beneficially own in excess of five percent of Finger Lakes Bancorp, Inc.'s common stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth, information as to those persons who were the beneficial owners of more than five percent of Finger Lakes Bancorp, Inc.'s outstanding shares of common stock on the Record Date.

                                                AMOUNT OF SHARES             PERCENT OF SHARES
      NAME AND ADDRESS OF                       OWNED AND NATURE              OF COMMON STOCK
       BENEFICIAL OWNER                      OF BENEFICIAL OWNERSHIP             OUTSTANDING
  ---------------------------                ------------------------         ----------------
  Sandler O'Neill Asset Management LLC(1)
  780 Third Avenue, 30th Floor
  New York, NY 10017                                    235,000                    6.8%

  Sunova Partners LP(2)
  780 Third Avenue, 30th Floor
   New York, NY 10017                                   268,000                    7.8%

----------

(1) Based upon a Schedule 13D filed by Sandler O'Neill Asset Management LLC ("Sandler"). Sandler claims shared voting and dispositive power over all shares.

(2) Based upon a Schedule 13G filed by Sunova Partners LP, and its affiliated businesses ("Sunova"). Sunova claims shared voting and dispositive powers over all shares.

                       PROPOSAL I -- ELECTION OF DIRECTORS


     Finger Lakes Bancorp, Inc.'s Board of Directors is currently composed of eight persons. The bylaws provide that approximately one-third of the directors are to be elected annually. Directors are generally elected to serve for a three year period or until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Meeting. The Board of Directors has nominated Bernard G. Lynch and Arthur W. Pearce, each to serve for a three-year term.

     The table below sets forth certain information, as of the record date, regarding the Board of Directors. Historical information includes to service as a director with Savings Bank of the Finger Lakes. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

                                                                            Shares of
                                                                           Common Stock
                                                Director        Term       Beneficially         Percent
      Name          Age     Positions Held      Since         to Expire       Owned             Of Class
----------------   ----     --------------     ---------      ---------    -------------        ---------
                                      NOMINEES
Bernard G. Lynch    70         Director           1962          2004           20,337 (1)         0.6%
Arthur W. Pearce    59         Director           1998          2004           17,112 (2)         0.5%






                         DIRECTORS CONTINUING IN OFFICE
G. Thomas Bowers    58      President, Chief Executive       1995     2002       150,638(3)     4.4%
                              Officer and Chairman
Chris M. Hansen     65         Director                      1983     2002        11,342(4)     0.3%
Joan C. Rogers      67         Director                      1993     2002        10,065(5)     0.3%
Michael J. Hanna    55         Director                      1994     2003         2,625(6)     0.1%
James E. Hunter     65         Director                      1990     2003         8,762(7)     0.3%
Ronald C. Long      64         Director                      1994     2003        13,193(8)     0.4%

                                                                                                           Shares of
                                                                                                          Common Stock
                                                                                 Director      Term        Beneficially      Percent
   Name                               Age             Positions Held              Since      to Expire        Owned         Of Class
-------------------                   ---          ---------------------------   --------    ---------    --------------    --------
                                                EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Terry L. Hammond                      52           Executive Vice President        --          --          43,910(9)            1.3%
                                                   and Chief Financial Officer
Thomas A.  Mayfield                   55           Senior Vice President           --          --          35,134(10)           1.0%
                                                   and Senior Loan Officer
Leslie J.  Zornow                     37           Senior Vice President           --          --          14,425(11)           0.4%

Richard J. Harrison                   55           Executive Vice President        --          --          15,192(12)           0.4%
                                                   and Chief Credit Officer
All directors and executive
 officers as a group (12 persons)                                                                          342,735             10.0%

----------

(1) Includes 285 shares owned by Mr. Lynch's wife; and options to purchase 2,290 shares.

(2)  Includes presently exercisable options to purchase 2,290 shares.

(3) Includes (i) 3,857 shares owned by Mr. Bowers' wife; (ii) 5,103 shares held in the 401(k) plan for Mr. Bowers' account; (iii) options to purchase 28,447 shares; and (iv) 4,931 shares held in the ESOP for Mr. Bowers' account, as to which shares he only indirect voting power only.

(4) Includes 250 shares owned by Mr. Hansen's wife; and options to purchase 2,290 shares.

(5)  Includes options to purchase 2,290 shares.

(6) Includes 193 shares held jointly by Mr. Hanna and his daughter; and options to purchase 2,290 shares.

(7)  Includes options to purchase 2,290 shares.

(8)  Includes options to purchase 2,290 shares.

(9) Includes (i) 8,699 shares held in the 401(k) Plan for Mr. Hammond's account, as to which shares he has investment power only; (ii) options to purchase 16,586 shares; and (iii) 5,328 shares held in the ESOP for Mr. Hammond's account, as to which shares he had indirect voting power only.

(10) Includes (i) 2,548 shares held in the 401(k) Plan for Mr. Mayfield's account, as to which shares he has investment power only; (ii) options to purchase 16,008 shares; and (iii) 1,848 shares held in the ESOP for Mr. Mayfield's account, as to which shares he has indirect voting power only.

(11) Includes (i) 536 shares held in the 401(k) Plan for Ms. Zornow's account, as to which shares she has investment power only; (ii) options to purchase 8,390 shares; and (iii) 1,852 shares held in the ESOP for Ms. Zornow's account, as to which shares she has indirect voting power only.

(12) Includes options to purchase 2,290 shares.

     The principal occupations of each director and executive officer of Finger Lakes Bancorp, Inc. during the past five years is set forth below.

     G. THOMAS BOWERS has served as the Company's President and Chief Executive Officer since July 1995. In 1998 Mr. Bowers was elected Chairman of the Board of Directors.

     MICHAEL J. HANNA has served as Director of Athletics at Hobart and William Smith Colleges, Geneva, New York, since 1981.

     CHRIS M. HANSEN is retired from the position as President of C.M. Hansen Farms, Inc., located in Hall, New York. He owns and operates a citrus operation in LaBelle, Florida.

     JAMES E. HUNTER is a professor at Cornell University and the Director of the New York State Agricultural Experiment Station, Geneva, New York.

     RONALD C. LONG is President of Long Milk Haulers, Inc., Penn Yan, New York, which owns and operates a milk hauling and trucking operation.

     BERNARD G. LYNCH is retired from his position as President of the Lynch Furniture Co., Inc., a retail furniture outlet with stores in Geneva and Auburn, New York, where he served full-time in the position until 1992.

     ARTHUR W. PEARCE retired in July 1997 after over 20 years in mortgage banking. From December 1994 until July 1997 he was Senior Vice President, Community Banking Division, of M&T Bank, Ithaca, New York, and from December 1992 until December 1994 he was Executive President of Citizens Savings Bank, FSB, Ithaca, New York. Currently he provides real estate consulting services to corporations and government agencies as a senior consultant with IDEAworks, LLC.

     JOAN C. ROGERS is retired from her position as Vice President of BJR Broadcasting, Seneca Falls, New York.

     TERRY L. HAMMOND has served as the Company's Executive Vice President, Chief Financial Officer and Corporate Secretary since January 1, 1999. Prior to that, he served as Senior Vice President, Chief Financial Officer and Corporate Secretary since joining the Company in 1990. Prior to that, Mr. Hammond was employed by Monroe Savings Bank, Rochester, New York, in the same capacity.

     THOMAS A. MAYFIELD serves as the Company's Senior Vice President and Senior Loan Officer. He joined the Company in that capacity in April 1996. For two years prior to that, Mr. Mayfield served in a similar capacity at Savannah Bank, N.A., Savannah, New York. Prior to that Mr. Mayfield was employed by Central Trust, Co., Rochester, New York.

     LESLIE J. ZORNOW has served as the Company's Senior Vice President, Retail Banking, since January 1, 1999. Prior to that, she served as Vice President, Branch Administration and Marketing from 1996 to 1998 and as Vice President, Human Resources and Marketing since joining the Company in 1995. Prior to that, Ms. Zornow was employed by Monroe County, New York, Department of Communications as Deputy Director.

     RICHARD J. HARRISON was appointed Executive Vice President and Chief Credit Officer of the Company on January 8, 2001. From 1997 until January 2001, Mr. Harrison served as a director of the Company and the Bank. Mr. Harrison is President of Newwwdeal.com, an internet service company founded in 1999, as well as principal in Atlantic Associates, a consulting organization. He was also President of United Auto Finance, Inc., Fairport, New York, from 1994 to December 1998.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     Regular meetings of the Board of Directors of Finger Lakes Bancorp, Inc. are held on a monthly basis. The board of directors held a total of 14 meetings during the 2000 calendar year. During 2000, each director attended at least 75% of the total of such Board meetings and meetings of board committees on which he or she served.

     The board of directors has established various committees, certain of which are described below.

     The Executive Committee generally has the power and authority to act on behalf of the board of directors between scheduled meetings of the board unless specific board of directors' action is required or unless otherwise restricted by Finger Lakes Bancorp, Inc.'s Charter or Bylaws or the board of directors. The Executive Committee also administers the investment policy adopted by the board of directors. During 2000, the Executive Committee met eight times. The current members of the Executive Committee are Mr. Bowers (Chairman) and Messrs. Hanna, Hunter, Lynch and Pearce.

     The Salary and Personnel Committee oversees the compensation programs provided to Finger Lakes Bancorp, Inc.'s management, including basic salaries, bonuses and benefit plans. It also administers the 1996 Stock Option Plan and the 1996 Management Recognition Plan. During 2000, the Salary and Personnel Committee met six times. The current members of the Salary and Personnel Committee are Messrs. Hansen, Hunter (Chairman) and Lynch.

     The Nominating Committee nominates persons to serve as directors of Finger Lakes Bancorp, Inc. During 2000, the Nominating Committee met one time. The current members of the Nominating Committee are Mr. Lynch (Chairman) and Messrs. Bowers and Hunter.

     The Audit/Community Reinvestment Act Committee ("CRA") Committee reviews
(i) reports from the internal audit department, (ii) the independent auditors' reports and the results of their examination, prior to review by and with the entire Board of Directors and (iii) the Office of Thrift Supervision, Federal Deposit Insurance Corporation and other regulatory reports, prior to review by and with the entire Board of Directors. The Audit/CRA Committee also meets periodically with Finger Lakes Bancorp, Inc.'s CRA Officer to review Finger Lakes Bancorp, Inc.'s CRA activities. Each member of the Audit/CRA Committee is "independent" as defined in the listing standards of the National Association of Securities Dealers. During 2000, the Audit/CRA Committee met four times. The current members of the Audit/CRA Committee are Mr. Pearce (Chairman), Messrs. Long and Lynch and Mrs. Rogers.

AUDIT COMMITTEE REPORT

     The Audit/CRA Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit/CRA Committee is composed of four directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards. The Audit/CRA Committee operates under a written charter approved by the Board of Directors. A copy of the charter is attached to this Proxy Statement as Appendix A.

     Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Audit/CRA Committee's responsibility is to monitor and oversee these processes.

     In connection with these responsibilities, the Audit/CRA Committee met with management and KPMG, LLP, the independent auditing firm for the Company, to review and discuss the December 31, 2000 consolidated financial statements. The Audit/CRA Committee also discussed with KPMG LLP, the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit/CRA Committee also received the written disclosures and the letter from our independent accountants, KPMG LLP, required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committee). Additionally, the Audit/CRA Committee has discussed with KPMG LLP the issue of its independence from the Company.

     Based upon the Audit/CRA Committee's discussions with management and the independent accountants, and the Audit/CRA Committee's review of the representations of management and the independent accountants, the Audit/CRA Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission.

     This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

            This report has been provided by the Audit/CRA Committee:

Arthur W. Pearce (Chairman), Ronald C. Long, Bernard G. Lynch and Joan C. Rogers

DIRECTORS' COMPENSATION

     During 2000, Finger Lakes Bancorp, Inc. paid fees to the non-employee members of the Board of Directors, consisting of (i) attendance fees of $400 for each meeting of the Board of Directors attended and $250 for each meeting of a Board Committee attended, and (ii) a retainer of $2,500 per calendar quarter.

     Directors who are not employees of Finger Lakes Bancorp, Inc. are entitled to participate in the 1998 Restated Deferred Compensation Plan for Directors (the "Restated Plan"). The Restated Plan allows participating outside directors to defer up to 100% of their compensation from the Company into certain "hypothetical" investment options designated by the Salary and Personnel Committee, including common stock. The Restated Plan is unfunded and may require the Company to issue common stock to the participating directors at such time as the director has elected to receive a distribution, or upon the death of the participating director.

     On November 1, 2000, each director of the Company was granted a non-qualified option to purchase 2,290 shares of common stock. These options have an exercise price of $6.94 per share. Directors fully vest in their option grants on May 1, 2001.

REPORT OF THE SALARY AND PERSONNEL COMMITTEE

     The following report of the Salary and Personnel Committee required by the rules of the SEC to be included in this proxy statement shall not be deemed incorporated by reference by any statement incorporating this proxy statement by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent that Finger Lakes Bancorp, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under either such Act.

     EXECUTIVE COMPENSATION PHILOSOPHY. The fundamental compensation philosophy of the Board of Directors is that there should be a substantial and meaningful connection between executive compensation and shareholder value. Under the supervision of the Salary and Personnel Committee of the Board of Directors (the "Committee"), which is comprised of outside directors and which also administers the Recognition Plan and the Option Plan, Finger Lakes Bancorp, Inc. has developed and implemented compensation policies, plans and programs designed to increase shareholder value by aligning closely the financial interests of Finger Lakes Bancorp, Inc.'s executive officers with those of its shareholders. In furtherance of these goals, annual base salaries are intended to serve as a portion of an executive's total achievable compensation. The Board of Directors believes that attracting and retaining executives of high quality is essential to Finger Lakes Bancorp, Inc.'s growth and success. The Board of Directors further believes that the long term success of Finger Lakes Bancorp, Inc. is enhanced by a comprehensive compensation program that includes different types of incentives for motivating executives and rewarding outstanding service, including awards that link compensation to applicable measures of Finger Lakes Bancorp, Inc. performance. Finger Lakes Bancorp, Inc. relies to a large degree on annual and long-term incentive compensation to attract and retain executives of outstanding ability and to motivate them to perform to the full extent of their abilities. Both the annual and long-term components of the incentive compensation policy are closely tied to profitability and shareholder value. In years of outstanding achievement, executive officers are rewarded for their respective contributions to Finger Lakes Bancorp, Inc.'s success through a combination of cash and stock-based incentive awards. However, currently no shares of common stock remain available for future awards under the Recognition Plan, and no shares remain available for future awards under the Option Plan.

     EXECUTIVE OFFICER COMPENSATION. Finger Lakes Bancorp, Inc.'s total compensation program for executive officers consists of both cash and stock-based compensation. The annual cash compensation consists of a base salary determined annually and the awarding of incentive bonuses. The base salaries are fixed at levels that the Committee believes to be generally comparable to amounts paid to highly qualified senior executives at other similar banks and bank holding companies. Salaries are reviewed on an annual basis and may be increased at that time based on (i) the Committee's consensus that the individual's contribution to Finger Lakes Bancorp, Inc. has increased and (ii) increases in competitive pay levels.

     In general, annual cash incentive bonuses for executives are intended to reflect the belief that management's contributions to improving shareholder return are related to earnings growth. Under the current employment agreement between Finger Lakes Bancorp, Inc. and Mr. Bowers, an annual bonus may be paid to Mr. Bowers, and this decision rests in the sole discretion of the Board of Directors. In addition, Finger Lakes Bancorp, Inc. has a written Formula Bonus Plan (the "Bonus Plan") that is designed to provide significant financial incentive to Finger Lakes Bancorp, Inc.'s executives and management personnel. Bonuses under the Bonus Plan are paid to Finger Lakes Bancorp, Inc.'s executives based upon individual performance and the Company achieving its annual financial goals. In 2000, Finger Lakes Bancorp, Inc.'s current executive officers (4 persons) received bonuses that ranged from $6,734 to $25,627.

     Long-term incentives have been provided through the grant of stock options under the Option Plan and restricted stock awards under the Recognition Plan. Under the Option Plan, the Committee has the authority to determine the individuals to whom stock options are granted, the terms on which option grants are made, and the term of and the number of shares subject to each option. Under the Recognition Plan, the Committee has the authority to award shares of common stock to officers and other key employees. Through the grant of stock options and stock awards, the objective of aligning executive officers' long-range interests with increasing shareholder return are met by providing the executive officers with the opportunity to build a meaningful stake in Finger Lakes Bancorp, Inc. In granting stock options to senior management, the Committee has reviewed and considered the individual awards, taking into account the respective scope of accountability, strategic and operational goals, and anticipated performance requirements and contributions of each grantee.

     Executive officers may also participate in Finger Lakes Bancorp, Inc.'s 401(k) Plan, which includes only employee contributions.

     CHIEF EXECUTIVE OFFICER COMPENSATION. The key performance measure used to determine Mr. Bowers' 2000 compensation was the Committee's assessment of his ability and dedication to provide the leadership and vision necessary to enhance the long-term value of Finger Lakes Bancorp, Inc.

     Mr. Bowers' annual base salary is fixed, subject to increases by the Board of Directors in its sole discretion. For 2000, his salary amounted to $191,880. The Committee believes that Mr. Bowers' salary is fixed at a level which is comparable to the amounts paid to other chief executive officers with comparable qualifications, experience, responsibilities and proven results at other similar banks and bank holding companies.

     Consistent with Finger Lakes Bancorp, Inc.'s executive compensation philosophy, Mr. Bowers' total compensation package depends largely on annual and long-term incentive compensation. The annual incentive component is currently made up of the possibility of a cash bonus under the terms of his employment agreement, determined by the Board of Directors. The long-term incentive component has taken the form of stock options granted under the Option Plan and contingent stock awards granted under the Recognition Plan. Both the annual and long-term components of Mr. Bowers' incentive compensation are variable and closely tied to corporate performance in a manner that encourages dedication to building shareholder value.

     In addition to leading Finger Lakes Bancorp, Inc. to these financial achievements, Mr. Bowers has established a strong record in the areas of innovation and management efficiency, and has built a strong management team and aggressively pursued new areas for growth.

                         SALARY AND PERSONNEL COMMITTEE:
        Chris M. Hansen, James E. Hunter (Chairman) and Bernard G. Lynch

                             STOCK PERFORMANCE GRAPH

     The following graph sets forth a comparison of the cumulative total shareholder return on the common stock since Finger Lakes Bancorp, Inc.'s public offering on November 11, 2000, the day it commenced trading, based on the market price thereof and taking into account all cash and stock dividends paid through December 31, 2000, with the cumulative total return of the companies comprising the Nasdaq Composite Total Return Index (US) and the companies comprising the SNL Thrift Index.

                            FINGER LAKES BANCORP INC.


                    [LINE CHART - NO PLOT POINTS AVAILABLE]

                       EXECUTIVE COMPENSATION AND BENEFITS


     Shown on the table below is information on the annual and long-term compensation for services rendered to Finger Lakes Bancorp, Inc. in all capacities, for the years ended December 31, 2000, 1999 and 1998, paid by Finger Lakes Bancorp, Inc. to its executive officers who received salary and bonus in excess of $100,000 in 2000 (the "Named Executive Officers").



                                                           ANNUAL COMPENSATION                             LONG-TERM COMPENSATION
                                              ----------------------------------------------    ------------------------------------

                                                                              OTHER
                                                                             ANNUAL         RESTRICTED                   ALL OTHER
             NAME AND                                                      COMPENSATION        STOCK        OPTION      COMPENSATION
        PRINCIPAL POSITION            YEAR    SALARY($)(1)   BONUS($)         ($)(2)        AWARDS ($)      GRANTS           (4)
-----------------------------------  -------  ------------   ----------   ---------------   ------------  -----------  -------------

G. Thomas Bowers, President           2000    $ 191,800      $ 25,627      $       0        $      0          0        $    8,785
and Chief Executive Officer           1999      182,606        20,947              0               0          0             7,606
                                      1998      174,585        20,227              0          54,250(3)       0            10,610

Terry L. Hammond, Executive Vice      2000    $ 101,000      $  9,609      $       0        $      0           0       $    4,238
President and Chief Financial         1999       96,100         8,610              0               0           0            3,512
Officer                               1998       86,100         8,320              0               0           0            6,693

----------

(1) The amounts shown include cash compensation earned and paid during the year indicated as well as cash compensation deferred at the executives' election into the 401(k) Plan. The Company makes no contributions to the 401(k) Plan.

(2) Does not reflect the value of perquisites and other personal benefits because the aggregate amount of such compensation for any year did not exceed 10% of the executives' annual salary and bonus for that year.

(3) The amounts shown reflect awards of restricted stock under the Company's 1996 Management Recognition Plan. The amounts shown represent the aggregate market value of the shares awarded on the dates of the awards (2,800 shares awarded in 1998). The awards vest and the shares are paid out over periods ranging from three to five years, each commencing one year from the respective award date. The total number and dollar value of unvested shares of restricted stock awarded to Mr. Bowers as of December 31, 2001,based on the market value of the common stock on December 31, 2000 ($7.50 per share) was 3,753 shares ($28,148). Dividends are payable on such shares at the same rate as dividends are paid on other shares of common stock.

(4) The amounts shown reflect: (i) the aggregate market value, on the date of allocation, of shares of common stock allocated during the referenced year to Mr. Bowers' account under the ESOP ($5,790 at December 31, 2000, $4,376 at December 31, 1999; $7,481 at December 31, 1998; and (ii) the compensatory value (2,995 in 2000, $3,230 in 1999; $3,129 in 1998) of life insurance premiums paid by Finger Lakes Bancorp, Inc. on Mr. Bowers' behalf. The amounts shown for Mr. Hammond reflect the aggregate market value on the date of allocation of shares of common stock allocated during the referenced year to Mr. Hammond's account under the ESOP.

EMPLOYMENT AGREEMENTS

     Finger Lakes Bancorp has entered into employment agreements with G. Thomas Bowers, President and Chief Executive Officer and Terry L. Hammond, Executive Vice President and Chief Financial Officer. The agreements each have a term of 36 months. On each anniversary date, the agreements may be extended for an additional twelve months, so that the remaining term is 36 months. If an agreement is not renewed, the agreement will expire 36 months following the anniversary date. Under the agreements, the base salary for G. Thomas Bowers is $200,000 and for Terry L. Hammond, $101,000. The base salary may be increased but not decreased. In addition to the base salary, the agreements provide for, among other things, participation in retirement plans and other employee and fringe benefits. The agreements permit termination for cause at any time. In the event of termination for reasons other than for cause, or in the event the executive resigns because he has not been re-elected to his current offices, there has been a material change in his functions, duties or responsibilities, a relocation of his principal place of employment by more than 30 miles, a liquidation or dissolution of Savings Bank of the Finger Lakes, a breach of the agreement by Finger Lakes Bancorp, or following a change in control of Savings Bank of the Finger Lakes or Finger Lakes Bancorp, the executive would be entitled to cash and/or benefits up to three times his average annual compensation during the preceding three-year period. The executive would also receive continued life, health, dental and disability coverage for 36 months from the date of termination.

1996 MANAGEMENT RECOGNITION PLAN

     The 1996 Management Recognition Plan (the "Recognition Plan") Finger Lakes Bancorp, Inc. provides certain of its officers and other employees with restricted stock awards. The Recognition Plan was funded with 45,514 shares of common stock (purchased on the open market in 1996 with funds provided by Finger Lakes Bancorp, Inc.).

     The Recognition Plan is administered by the Salary and Personnel Committee of the Board of Directors (the "Committee"), which consists solely of disinterested directors. The Committee determines, among other things, the employees who are to receive restricted stock awards under the Recognition Plan, the number of shares covered by each award, and the vesting schedule by which awarded shares vest and are paid out by the trustee to each recipient. Dividends are payable on awarded shares, for the benefit of the respective recipients, at the same rate as dividends are paid on other shares of common stock. The Recognition Plan also contains customary anti-dilution provisions. The Board of Directors of Finger Lakes Bancorp, Inc. can terminate the Recognition Plan at any time.

     If an award recipient's employment with Finger Lakes Bancorp, Inc. is terminated by reason of his or her death, disability or retirement, or in the event of a change in control of Finger Lakes Bancorp, Inc., all shares subject to the award become immediately vested and payable to the recipient. However, upon any other termination of an award recipient's employment, all rights to shares not yet vested are forfeited.

     At December 31, 2000, an aggregate of 45,514 shares of common stock had been awarded under the Recognition Plan.

1996 STOCK OPTION PLAN

     The 1996 Stock Option Plan (the "Option Plan") provides its employees with a proprietary interest in Finger Lakes Bancorp, Inc. as an incentive to contribute to the success of Finger Lakes Bancorp, Inc. and to reward employees for outstanding performance. The Option Plan provides for total option grants to purchase 113,787 shares of common stock. The Option Plan is intended to be qualified under Section 422 of the Internal Revenue Code of 1986, as amended, and provides for the grant of incentive stock options, non-statutory stock options and stock appreciation rights. The Option Plan terminates in 2006.

     The Option Plan is administered by the Committee, which determines, among other things, the employees who are to receive options under the Option Plan, the types of options to be granted and the number of shares covered by each option. The exercise price of each option must be at least equal to the market value of the common stock on the option grant date (or 110% of such market value in the case of an incentive stock option granted to a holder of 10% or more of the outstanding common stock).

     Options vest and become exercisable at the rate of 20% per year, commencing one year from the option grant date. Options are only exercisable upon vesting and until the earlier of ten years after the option grant date (or five years after the option grant date in the case of an incentive stock option granted to a holder of 10% or more of the outstanding common stock) or three months after termination of the optioned's employment with Finger Lakes Bancorp, Inc. However, if an optionee's employment is terminated due to death, disability or retirement, or in the event of a change in control Finger Lakes Bancorp, Inc., the optioned or his or her estate has one year following termination in which to exercise an otherwise exercisable option. Options are non-transferable except by will or the laws of descent and distribution. The Option Plan also contains customary anti-dilution provision.

     At December 31, 2000, options to purchase an aggregate of 113,787 shares of common stock, have been granted under the Plan.

     Shown below is information with respect to the total outstanding options to purchase common stock held by the Named Executive Officers at December 31, 2000. No options were granted to or exercised by the Chief Executive Officer during 2000.

         AGGREGATED OPTION EXERCISES IN 2000 AND YEAR-END OPTION VALUES

                                                                                          VALUE OF ALL UNEXERCISED
                                                       UNEXERCISED OPTION HELD            IN-THE-MONEY OPTIONS AT
                                                            AT YEAR END(#)                     YEAR END($)(1)
                    SHARES ACQUIRED        VALUE
       NAME         ON EXERCISE(#)       REALIZED($)  EXERCISABLE    UNEXERCISABLE        EXERCISABLE         UNEXERCISABLE
       ----         --------------       -----------  -----------    -------------        -----------         -------------
G. Thomas Bowers         0                  0            22,758          5,689               None                 None
Terry L. Hammond         0                  0            12,575          4,011               1,042                 694

----------

(1) Expressed as the excess of the per share market value of the common stock at December 31, 2000 ($7.50) over the per share exercise price of the options.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

     Federal banking laws requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of Savings Bank of the Finger Lakes' capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.


                 PROPOSAL II -- RATIFICATION AND APPROVAL OF THE
                             2001 STOCK OPTION PLAN


GENERAL

     Pursuant to the Finger Lakes Bancorp, Inc. 2001 Stock Option Plan (the "Stock Option Plan"), options to purchase up to 230,732 shares of Common Stock may be granted to the Bank's and the Company's employees and directors. The Board of Directors of the Company believes that it is appropriate to adopt a flexible and comprehensive stock option plan that permits the granting of a variety of long-term incentive awards to directors and officers as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Bank and the Company most depends. Attached as Exhibit B to this Proxy Statement is the complete text of the form of Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

PRINCIPAL FEATURES OF THE STOCK OPTION PLAN

     The Stock Option Plan provides for awards in the form of stock options, reload options, limited stock appreciation rights ("Limited Rights"). Each award shall be on such terms and conditions, consistent with the Stock Option Plan and applicable OTS regulations, as the committee administering the Stock Option Plan may determine.

     The term of stock options generally will not exceed ten years from the date of grant. Stock options granted under the Stock Option Plan may be either "Incentive Stock Options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("non-qualified stock options").

     Shares issued upon the exercise of a stock option may be either authorized but unissued shares, reacquired shares held by the Company in its treasury, or shares purchased by the Stock Option Plan. Any shares subject to an award that expires or is terminated unexercised will again be available for issuance under the Stock Option Plan. Generally, in the discretion of the Board, all or any non-qualified stock options granted under the Stock Option Plan may be transferable by the participant but only to the persons or classes of persons determined by the Board. No other award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

     The Stock Option Plan is administered by a committee (the "Committee") consisting of either two or more "non-employee directors" (as defined in the Stock Option Plan), or the entire Board of the Company. The members of the Committee shall be appointed by the Board of the Company. Pursuant to the terms of the Stock Option Plan, outside directors and key employees of the Bank or the Company or its affiliates are eligible to participate. Subject to OTS regulation and policy, the Committee will determine to whom the awards will be granted, in what amounts, and the period over which such awards will vest. To the extent required by OTS regulations and policy, no individual officer shall be granted awards with respect to more than 25% of the total shares subject to the Stock Option Plan; no outside director shall be granted awards with respect to more than 5% of the total shares of Common Stock subject to the Stock Option Plan; all outside directors in the aggregate may not be granted awards with respect to more than 30% of the total shares of Common Stock subject to the Stock Option Plan; no awards shall begin vesting earlier than one year from the date the Stock Option Plan is approved by stockholders of the Company; no awards shall vest at a rate in excess of 20% per year beginning from the date of grant; and the vesting of an award shall not accelerate in the event of a change in control or termination of employment or service due to normal retirement.

     The OTS has recently issued proposed regulations that would permit stock benefit plans adopted within one year of a stock offering to allow for accelerated vesting in the event of a change in control. In the event that the proposed regulations are finalized, the Stock Option Plan would permit the vesting of options to accelerate in the event of a change in control, and if permitted, upon normal retirement.

     In granting awards under the Stock Option Plan, the Committee will consider, among other things, position and years of service, and the value of the individual's services to the Company and the Bank. The exercise price will be at least 100% of the fair market value of the underlying Common Stock at the time of the grant. The exercise price may be paid in cash, Common Stock, or via a "cashless exercise" (as defined in the Stock Option Plan).

     Stock Options. Incentive Stock Options can only be granted to key employees of the Bank, the Company or an "affiliate" (i.e., a parent or subsidiary corporation of the Bank or the Company). Outside directors will be granted non-qualified stock options. No option granted to an officer in connection with the Stock Option Plan will be exercisable as an Incentive Stock Option subject to incentive tax treatment if exercised more than three months after the date on which the optionee terminates employment with the Bank and/or the Company, except as set forth below. In the event a participant ceases to maintain continuous service with the Company or an affiliate by reason of death or disability, and subject to OTS policy and regulations, normal retirement or following a change in control, options still subject to restrictions will vest and be free of these restrictions and can be exercised for up to one year after cessation of service but in no event beyond the expiration of the options' original term. In the event a participant ceases to maintain continuous service for any other reason, the participant will forfeit all nonvested options. The participant's vested options will remain exercisable for up to three months in the case of Incentive Stock Options, and one year in the case of non-qualified stock options. If an optionee terminates employment with the Bank, the Company or an affiliate, any Incentive Stock Options exercised more than three months following the date the optionee terminates employment shall be treated as a non-qualified stock option as described above; provided, however, that in the event of death or disability, Incentive Stock Options may be exercised and receive incentive tax treatment for up to at least one year following termination of employment, subject to the requirements of the Code.

     In the event of death or disability of an optionee, the Company, if requested by the optionee or beneficiary, may elect, in exchange for the option, to pay the optionee or beneficiary the amount by which the fair market value of the Common Stock exceeds the exercise price of the option on the date of the optionee's termination of service for death or disability.

     Limited Stock Appreciation Rights. The Committee may grant Limited Rights to employees simultaneously with the grant of any option. A Limited Right gives the option holder the right, upon a change in control of the Company or the Bank, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. Limited Rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Payment upon exercise of a Limited Right will be in cash, or in the event of a change in control in which pooling accounting treatment is a condition to the transaction, for shares of stock of the Company, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable.

     Limited Rights may be granted at the time of, and must be related to, the grant of a stock option. The exercise of one will reduce to that extent the number of shares represented by the other. If a Limited Right is granted with and related to an Incentive Stock Option, the Limited Right must satisfy all the restrictions and limitations to which the related Incentive Stock Option is subject.

     Reload Options. Reload options may also be granted at the time of the grant of a stock option. Reload options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded in. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the previously owned stock at the time it was surrendered to the employer. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised.

     Effect of Adjustments. Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Company without receipt of payment or consideration by the Company.

     In the case of any merger, consolidation or combination of the Company with or into another holding company or other entity, whereby holders of Common Stock will receive a cash payment (the "Merger Price") for each share of Common Stock exchanged in the transaction, any individual with exercisable options will receive an amount equal to the difference between the Merger Price times the number of shares of Common Stock subject to such options and the aggregate exercise price of all surrendered options.

     Amendment and Termination. The Board may at any time, subject to OTS regulations and policy, amend, suspend or terminate the Stock Option Plan or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any individual, without his consent, in any award made pursuant to the plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the Stock Option Plan.

     The Company will not implement the Stock Option Plan unless such plan has been approved by a majority of the total votes eligible to be cast.

     Federal Income Tax Consequences. The following brief description of the tax consequences of stock option grants under the Stock Option Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

     The exercise of a stock option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code will generally not, by itself, result in the recognition of taxable income to the individual nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The sale of an Incentive Stock Option share prior to the end of the applicable holding period, i.e., the longer of two years from the date of grant or one year from the date of exercise, will cause any gain to be taxed at ordinary income tax rates, with respect to the spread between the exercise price and the fair market value of the share on the date of exercise and at applicable capital gains rates with respect to any post exercise appreciation in the value of the share.

     The exercise of a non-qualified stock option, will result in the recognition of ordinary income on the date of exercise in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise.

     Reload options are of the same type (non-qualified or incentive) as the option that the option holder exercised. Therefore, the tax consequences of the reload option are determined under the applicable tax rules for Incentive Stock Options or non-qualified stock options.

     The exercise of a Limited Right will result in the recognition of ordinary income by the individual on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise.

     The Company will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the individual under the various circumstances described above, provided that the Company meets its federal withholding tax obligations.

     The affirmative vote of a majority of the total votes eligible to be cast is required for approval of the Stock Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE STOCK OPTION PLAN.


                PROPOSAL III -- RATIFICATION AND APPROVAL OF THE
                       2001 RECOGNITION AND RETENTION PLAN


GENERAL

     Subject to stockholder approval at the Annual Meeting, the Company has established the Finger Lakes Bancorp, Inc. 2001 Recognition and Retention Plan (the "2001 Recognition Plan") as a method of providing certain key employees and outside directors of the Company with a proprietary interest in the Company in a manner designed to encourage such persons to remain with the Bank and/or the Company, and to provide further incentives to achieve corporate objectives. The following discussion is qualified in its entirety by reference to the 2001 Recognition Plan, the form of which is attached hereto as Exhibit C.

     The Bank intends to contribute stock or sufficient funds for the 2001 Recognition Plan to acquire 92,293 authorized but unissued shares of Common Stock of the Company, which will be available to be awarded to key employees and outside directors of the Company. Alternatively, such shares may be purchased in the open market.

PRINCIPAL FEATURES OF THE 2001 RECOGNITION PLAN

     The 2001 Recognition Plan provides for the award of shares of Common Stock ("2001 Recognition Plan Shares") subject to the restrictions described below. Each award under the 2001 Recognition Plan will be made on terms and conditions consistent with the 2001 Recognition Plan.

     The 2001 Recognition Plan is administered by a committee (the "Committee"), which shall be appointed by the Board of Directors of the Company and shall consist of either (i) at least two "non-employee directors" (as defined in the 2001 Recognition Plan) of the Company or (ii) the entire Board of the Company. The Committee will select the recipients and terms of awards pursuant to the 2001 Recognition Plan. Pursuant to the terms of the 2001 Recognition Plan, any director or key employee of the Bank, the Company or its affiliates may be selected by the Committee to participate in the 2001 Recognition Plan. In determining to whom and in what amount to grant awards, the Committee will consider the position and responsibilities of eligible persons, the value of their services to the Company and the Bank and other factors it deems relevant. As of March 31, 2001, there were seven non-employee directors eligible to participate in the 2001 Recognition Plan.

     To the extent required by OTS regulations and policy, no individual officer shall be granted awards with respect to more than 25% of the total shares subject to the 2001 Recognition Plan; no outside director shall be granted awards with respect to more than 5% of the total shares of Common Stock subject to the 2001 Recognition Plan; all outside directors in the aggregate may not be granted awards with respect to more than 30% of the total shares of Common Stock subject to the 2001 Recognition Plan; no awards shall begin vesting earlier than one year from the date the 2001 Recognition Plan is approved by stockholders of the Company; no awards shall vest at a rate in excess of 20% per year beginning from the date of grant; and the vesting of an award shall not accelerate in the event of a change in control or termination of employment or service due to normal retirement.

     The OTS has recently issued proposed regulations that would permit stock benefit plans adopted within one year of a stock offering to allow for accelerated vesting in the event of a change in control. In the event that the proposed regulations are finalized, the 2001 Recognition Plan would permit the vesting of awards to accelerate in the event of a change in control, and if permitted, upon normal retirement. Subject to the foregoing, the Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such restricted period. Subject to the above restrictions, in the event a recipient ceases to maintain continuous service with the Company or the Bank by reason of death or disability, and subject to OTS policy and regulations, normal retirement or following a change in control, Recognition Plan Shares still subject to restrictions ("restricted stock") will vest and be free of these restrictions. In the event of termination for any other reason, all nonvested restricted stock will be forfeited. Prior to vesting of the nonvested restricted stock, a recipient will have the right to vote the nonvested restricted stock which has been awarded to the recipient and will receive any dividends declared on such restricted stock. Nonvested restricted stock is subject to forfeiture if the recipient fails to remain in the continuous service (as defined in the 2001 Recognition Plan) as an employee, officer, or director of the Company or the Bank for the restricted period.

     Effect of Adjustments. Restricted stock awarded under the 2001 Recognition Plan will be adjusted by the Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure.

     Federal Income Tax Consequences. Holders of restricted stock will recognize ordinary income on the date that the shares of restricted stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the restricted stock. Holders of restricted stock will also recognize compensation income (or in the case of nonemployee directors, self employment income) equal to their dividend payments when such payments are received. Generally, the amount of income recognized by individuals will be a deductible expense for tax purposes by the Company.

     Amendment to the 2001 Recognition Plan. The Board of Directors of the Company may at any time, subject to regulations and policy of the Office of Thrift Supervision (the "OTS"), amend, suspend or terminate the 2001 Recognition Plan or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any award recipient, without his consent, in any award therefore made pursuant to the 2001 Recognition Plan.

     The affirmative vote of a majority of the total votes eligible to be cast is required to approve the 2001 Recognition Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE 2001 RECOGNITION PLAN.

             PROPOSAL IV -- RATIFICATION OF APPOINTMENT OF AUDITORS


     The Board of Directors of Finger Lakes Bancorp, Inc. has approved the engagement of KMPG LLP to be Finger Lakes Bancorp, Inc.'s auditors for the 2001 fiscal year, subject to the ratification of the engagement by Finger Lakes Bancorp, Inc.'s stockholders. At the Meeting, stockholders will consider and vote on the ratification of the engagement of KPMG LLP for Finger Lakes Bancorp, Inc.'s fiscal year ending December 31, 2001. A representative of KPMG LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

     Set forth below is certain information concerning aggregate fees billed for professional services rendered by KPMG LLP during 2000:

                  Audit Fees                          $ 60,000
                  Financial Information Systems
                    Design and Implementation Fees    $      0
                  All Other Fees                      $175,225

     The Audit/CRA Committee has considered whether the services provided under financial information systems design and implementation and other nonaudit services are compatible with maintaining the auditor's independence.

     In order to ratify the selection of KPMG LLP as the auditors for the 2001 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of KPMG LLP as auditors for the 2001 fiscal year.

                              STOCKHOLDER PROPOSALS


     In order to be eligible for inclusion in Finger Lakes Bancorp, Inc.'s proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Finger Lakes Bancorp, Inc.'s executive office, 470 Exchange Street, Geneva, New York 14456, no later than December 13, 2001. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     The Bylaws of Finger Lakes Bancorp, Inc. provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of Finger Lakes Bancorp, Inc. not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received no later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in the paragraph shall be deemed to require Finger Lakes Bancorp, Inc. to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements or inclusion established by the SEC in effect at the time such proposal is received.

     The date on which the next Annual Meeting of Stockholders of Finger Lakes Bancorp, Inc. is expected to be held is April 25, 2002. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2002 Annual Meeting of Stockholders must be given to Finger Lakes Bancorp, Inc. no later than January 26, 2002.

                                  MISCELLANEOUS


     The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in the proxy statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Meeting, as to which they shall act in accordance with their best judgment.

     The cost of solicitation of proxies will be borne by Finger Lakes Bancorp, Inc. Finger Lakes Bancorp, Inc. will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. Finger Lakes Bancorp, Inc. may retain a proxy solicitation firm to assist in the solicitation of proxies. In the event that a proxy solicitation firm is retained it is not expected that the cost of using a proxy solicitation firm will exceed $5,000. In addition to solicitations by mail, directors, officers and regular employees of Savings Bank of the Finger Lakes may solicit proxies personally or by telegraph or telephone without additional compensation.

     A copy of the Finger Lakes Bancorp, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2000 will be furnished without charge to stockholders as of the record date upon written request to the Secretary, Finger Lakes Bancorp, Inc., 470 Exchange Street, Geneva, New York 14456.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    Terry L. Hammond
Geneva, New York                    Secretary
April 12, 2001

                                                                       EXHIBIT A

                    FINGER LAKES BANCORP, INC.
                 SAVINGS BANK OF THE FINGER LAKES

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


I. AUDIT COMMITTEE PURPOSE

The Audit Committee is appointed by the Chairman of the Board and approved by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

   - Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

   - Monitor the independence and performance of the Company's independent auditors and internal auditing department.

   - Provide an avenue of communication among the independent auditors, management, the internal auditing department and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the Company. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

II. AUDIT COMMITTEE COMPOSITION AND MEETINGS

Audit Committee members shall meet the requirement of the Nasdaq Marketplace Rules. The Audit Committee shall be comprised of three or more directors as determined by the Chairman of the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

Audit Committee members and the Committee Chair shall be appointed by the Chairman of the Board. If the Audit Committee Chair is not present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least four times annually or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

Review Procedures

     1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with the Securities and Exchange Commission regulations.

     2. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

     3. Review with financial management and the independent auditors the company's annual financial results prior to the release of earnings and/or the company's annual financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors

     4. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     5. Approve the fees and other significant compensation to be paid to the independent auditors.

     6. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

     7. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

     8. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Internal Audit Department and Legal Compliance

     9. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

     10. Review the appointment, performance and replacement of the senior internal audit executive.

     11. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

     12. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

     13. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

     14. Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

     15. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

     16.  Periodically perform self-assessment of audit committee performance.

     17. Review financial and accounting personnel succession planning within the company.

                                                                       EXHIBIT B

                           FINGER LAKES BANCORP, INC.
                             2001 STOCK OPTION PLAN

1.   PURPOSE

     The purpose of the Finger Lakes Bancorp, Inc. 2001 Stock Option Plan (the "Plan") is to advance the interests of Finger Lakes Bancorp, Inc. (the "Company") and its stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including the Savings Bank of the Finger Lakes (the "Bank"), upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability.

2.   DEFINITIONS

     "AFFILIATE" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) or 424(f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

     "AWARD" means an Award of Non-Statutory Stock Options, Incentive Stock Options, Limited Rights, and/or Reload Options granted under the provisions of the Plan.

     "BANK" means the Savings Bank of the Finger Lakes, or a successor corporation.

     "BENEFICIARY" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

     "BOARD" or "BOARD OF DIRECTORS" means the board of directors of the Company, unless otherwise noted herein.

     "CAUSE" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

     "CHANGE IN CONTROL" of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners' Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "COMMITTEE" means the Stock Benefits Committee consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

     "COMMON STOCK" means shares of the common stock of the Company, par value $.01 per share.

     "COMPANY" means Finger Lakes Bancorp, Inc., the stock holding company of the Bank, or a successor corporation.

     "CONTINUOUS SERVICE" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other approved leave of absence or in the case of transfers between payroll locations of the Company, its subsidiaries or its successor.

     "DATE OF GRANT" means the actual date on which an Award is granted by the Committee.

     "DIRECTOR" means a member of the Board.

     "DISABILITY" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director or Outside Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said employee's lifetime.

     "EFFECTIVE DATE" means the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

     "FAIR MARKET VALUE" means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the Nasdaq stock market (as published in The Wall Street Journal, if published) on the day prior to such date, or if the Common Stock was not traded on the day prior to such date, on the next preceding day on which the Common Stock was traded; provided, however, that if the Common Stock is not reported on the Nasdaq stock market, Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

     "INCENTIVE STOCK OPTION" means an Option granted by the Committee to a Key Employee, which Option is designated as an Incentive Stock Option pursuant to
Section 9.

     "KEY EMPLOYEE" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

     "LIMITED RIGHT" means the right to receive an amount of cash based upon the terms set forth in Section 10.

     "NON-STATUTORY STOCK OPTION" means an Option granted by the Committee to
(i) an Outside Director or (ii) any other Participant and such Option is either
(A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in Section 422 of the Code and the regulations thereunder.

     "NON-EMPLOYEE DIRECTOR" means, for purposes of the Plan, a Director who (a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

     "NORMAL RETIREMENT" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Company or an Affiliate, or, if no such plan is applicable, which would constitute "retirement" under any qualified pension benefit plan maintained by the Company or an Affiliate, if such individual were a participant in such plan.

     "OPTION" means an Award granted under Section 8 or Section 9.

     "OTS" means the Office of Thrift Supervision.

     "OUTSIDE DIRECTOR" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

     "PARTICIPANT" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an award under the Plan.

     "RELOAD OPTION" mean an option to acquire shares of Common Stock equivalent to the number of shares (i) used by a Participant to pay for an Option, or (ii) deducted from any distribution in order to satisfy income tax required to be withheld, based upon the terms set forth in Section 19 of the Plan.

     "RIGHT" means a Limited Right.

     "TERMINATION FOR CAUSE" means the termination of employment or termination of service on the Board caused by the individual's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order, any of which results in material loss to the Company or one of its Affiliates.

3.   PLAN ADMINISTRATION RESTRICTIONS

     The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan and OTS regulations and policy, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

     All transactions involving a grant, award or other acquisition from the Company shall:

     (a) be approved by the Company's full Board or by the Committee; or

     (b) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities present, or represented and entitled to vote at a meeting duly held in accordance with the laws of the state in which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

     (c) result in the acquisition of an Option or Limited Right that is held by the Participant for a period of six months following the date of such acquisition.

4.   TYPES OF AWARDS

     Awards under the Plan may be granted in any one or a combination of: (a) Incentive Stock Options; (b) Non-Statutory Stock Options; (c) Limited Rights; and (d) Reload Options.

5.   STOCK SUBJECT TO THE PLAN

     Subject to adjustment as provided in Section 17, the maximum number of shares reserved for issuance under the Plan is 230,732 shares. To the extent that Options or Rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that Options together with any related Rights granted under the Plan terminate, expire or are forfeited without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares.

6.   ELIGIBILITY

     Key Employees of the Company and its Affiliates shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options, Limited Rights, and/or Reload Options under the Plan. Outside Directors shall be eligible to receive Non-Statutory Stock Options, and/or Reload Options under the Plan.

7.   GENERAL TERMS AND CONDITIONS OF OPTIONS AND RIGHTS

     (a) The Committee shall have full and complete authority and discretion, subject to OTS regulations and policy and except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option or Right, which shall not be less than the Fair Market Value per share on the Date of Grant, (ii) the number of shares of Common Stock subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the Date of Grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon shares of Common Stock which may be issued upon exercise of such Option or Right.

     (b) To the extent required by OTS regulations and policy, the following provisions shall apply to all Awards made under this plan: no individual officer shall be granted Awards with respect to more than 25% of the total shares subject to the Plan; no Outside Director shall be granted Awards with respect to more than 5% of the total shares of Common Stock subject to the Plan; all Outside Directors in the aggregate may not be granted Awards with respect to more than 30% of the total shares of Common Stock subject to the Plan; no Awards shall begin vesting earlier than one year from the date the Plan is approved by stockholders of the Company; no Awards shall vest at a rate in excess of 20% per year beginning from the Date of Grant; and the vesting of an award shall not accelerate in the event of a Change in Control or termination of employment or service due to Normal Retirement.

8.   NON-STATUTORY STOCK OPTIONS

     The Committee may, from time to time, grant Non-Statutory Stock Options to eligible Key Employees and Outside Directors. Non-Statutory Stock Options granted under the Plan, including Non-Statutory Stock Options granted in exchange for and upon surrender of previously granted Awards, are subject to the terms and conditions set forth in this Section. Subject to adjustment as provided in Section 17 of the Plan (and except for shares awarded pursuant to the exercise of a Reload Option), the maximum number of shares subject to a Non-Statutory Option that may be awarded under the Plan to any Key

Employee shall be 115,366, subject to OTS regulation and policy, as set forth in
Section 7 above, to the extent applicable.

     (a) OPTION AGREEMENT. Each Option shall be evidenced by a written option agreement between the Company and the Participant specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

     (b) PRICE. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall be the Fair Market Value of the Common Stock of the Company on the Date of Grant. Shares may be purchased only upon full payment of the purchase price in one or more of the manners set forth in Section 13 hereof, as determined b the Committee.

     (c) VESTING. Subject to Section 7(b) hereof, a Non-Statutory Stock Option granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. No Options shall become vested in a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein.

     (d) EXERCISE OF OPTIONS. A vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice shall be irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares, determined on the exercise date in the manner described in Section 2 hereof. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise.

     (e) AMOUNT OF AWARDS. Subject to Section 7(b) hereof, Non-Statutory Stock Options may be granted to any Key Employee or Outside Director in such amounts as determined by the Committee. In granting Non-Statutory Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibility of the Key Employee or Outside Director, the length and value of his service to the Bank, the Company or the Affiliate, the compensation paid to the Key Employee or Outside Director, and the Committee's evaluation of the performance of the Bank, the Company or the Affiliate, according to measurements that may include, among others, key financial ratios, level of classified assets and independent audit findings.

     (f) TERM OF OPTIONS. Unless the Committee determines otherwise, the term during which Non-Statutory Stock Options granted to Outside Directors may be exercised shall not exceed ten years from the Date of Grant. In no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than ten years from the Date of Grant. The Committee may, in its sole discretion and subject to OTS regulations and policy, accelerate the time during which any Non-Statutory Stock Option vests in whole or in part to the Key Employees and/or Outside Directors.

     (g) TERMINATION OF EMPLOYMENT OR SERVICE. Subject to Section 7(b) hereof, upon the termination of a Key Employee's employment, or upon termination of an Outside Director's service, for any reason other than death, Disability, Termination for Cause, termination upon Normal Retirement, or termination following a Change in Control (other than for Cause following a Change in Control), the Participant's Non-Statutory Stock Options shall be exercisable only as to those shares that were immediately purchasable on the date of termination and only for one year following termination. In the event of Termination for Cause, all rights under a Participant's Non-Statutory Stock Options shall expire upon termination. In the event of the Participant's termination of employment or service due to death or Disability, or subject to Section 7(b) hereof, following a Change in Control or due to Normal Retirement, all Non-Statutory Stock Options held by the Participant, whether or not vested at such time, shall vest and become exercisable by the Participant or his legal representative or beneficiaries for one years following the date of such termination, death or cessation of employment or service, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

     (h) TRANSFERABILITY. In the discretion of the Board, all or any Non-Statutory Stock Option granted hereunder may be transferable by the Participant once the Option has vested in the Participant, provided, however, that the Board may limit the transferability of such Option or Options to a designated class or classes of persons.

9.   INCENTIVE STOCK OPTIONS

     The Committee may, from time to time, grant Incentive Stock Options to Key Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) OPTION AGREEMENT. Each Option shall be evidenced by a written option agreement between the Company and the Key Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

     (b) PRICE. Subject to Section 17 of the Plan and Section 422 of the Code, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. However, if a Key Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates (or under Section 424(d) of the Code is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares determined on the exercise date.

     (c) VESTING. Subject to Section 7(b) hereof, Incentive Stock Options awarded to Key Employees shall vest at the rate or rates determined by the Committee. No Incentive Stock Option shall become vested in a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein.

     (d) EXERCISE OF OPTIONS. Vested Options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice is irrevocable and must be accompanied by full payment of the exercise price in cash or shares of Common Stock at the Fair Market Value of such shares determined on the exercise date.

     The Options comprising each installment may be exercised in whole or in part at any time after such installment becomes vested, provided that the amount able to be first exercised in a given year is consistent with the terms of
Section 422 of the Code. To the extent required by Section 422 of the Code, the aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000.

     The Committee may, in its sole discretion and subject to OTS regulations and policy, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of
Section 422 of the Code. Notwithstanding the above, and subject to Section 7(b) hereof, in the event of a Change in Control of the Company, all Incentive Stock Options that have been awarded shall become immediately exercisable, provided, however, that if the aggregate Fair Market Value (determined at the time the Option is granted) of Common Stock for which Options are exercisable as a result of a Change in Control, together with the aggregate Fair Market Value (determined at the time the Option is granted) of all other Common Stock for which Incentive Stock Options become exercisable during such year, exceeds $100,000, then the first $100,000 of Incentive Stock Options (determined as of the Date of Grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Stock Options (but shall remain subject to the provisions of this Section 9 to the extent permitted).

     (e) AMOUNTS OF AWARDS. Subject to Section 7(b) hereof, Incentive Stock Options may be granted to any eligible Key Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. Notwithstanding the above, and subject to adjustment pursuant to Section 17 of the Plan (and except for shares awarded pursuant to the exercise of a Reload Option), the maximum number of shares that may be subject to an Incentive Stock Option awarded under the Plan to any Key Employee shall be 115,366. In granting Incentive Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employee, the length and value of his or her service to the Bank, the Company, or the Affiliate, the compensation paid to the Key Employee and the Committee's evaluation of the performance of the Bank, the Company, or the Affiliate, according to measurements that may include, among others, key financial ratios, levels of classified assets, and independent audit findings. The provisions of this
Section 9(e) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

     (f) TERMS OF OPTIONS. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, provided, however, in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If any Key Employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant.

     (g) TERMINATION OF EMPLOYMENT. Subject to Section 7(b) hereof, upon the termination of a Key Employee's employment for any reason other than death, Disability, Termination for Cause, termination upon Normal Retirement, or termination following a Change in Control (other than for Cause following a Change in Control), the Key Employee's Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by such Key Employee at the date of termination for a period of three months following termination. Upon termination of a Key Employee's employment due to death or Disability, or subject to Section 7(b) hereof, following a Change in Control or due to Normal Retirement, all Incentive Options held by a Key Employee, whether or not vested at such time, shall vest and become exercisable by the Participant or his legal representative or beneficiaries for one year following the date of such termination, death or cessation of employment, provided that in no event shall the period extend beyond the expiration of the Stock Option term, and provided, further, that such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following termination. In the event of Termination for Cause all rights under the Incentive Stock Options shall expire upon termination.

     No Option shall be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than one year following termination of employment due to Disability. In order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of an Optionee, the Optionee's death must have occurred while employed or within three months of termination of employment.

     (h) TRANSFERABILITY. No Incentive Stock Option granted under the Plan is transferable except by will or the laws of descent and distribution and is exercisable during his lifetime only by the Key Employee to which it is granted.

     (i) COMPLIANCE WITH CODE. The options granted under this Section 9 are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Non-Statutory Stock Option.

10.  LIMITED RIGHTS

     The Committee may grant a Limited Right simultaneously with the grant of any Option to any Key Employee of the Bank or the Company, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions:

     (a) TERMS OF RIGHTS. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control of the Company.

     The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

     Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common

Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

     (b) PAYMENT. Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. In the event of a Change in Control in which pooling of interest accounting treatment is a condition to the transaction, the Limited Right shall be exercisable solely for shares of stock of the Company, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable. The number of shares to be received on the exercise of such Limited Right shall be determined by dividing the amount of cash that would have been available under the first sentence above by the Fair Market Value at the time of exercise of the shares underlying the Option subject to the Limited Right.

11.  RELOAD OPTION

     Simultaneously with the grant of any Option to a Participant, the Committee may grant a Reload Option with respect to all or some of the shares covered by such Option. A Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock (as described in Section 13(c) below). The Reload Option represents an additional Option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option. Reload Options may also be granted to replace Common Stock withheld by the Company for payment of a Participant's withholding tax under Section 19. A Reload Option is subject to all of the same terms and conditions as the original Option, including the remaining Option exercise term, except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised and (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised.

12.  SURRENDER OF OPTION

     In the event of a Participant's termination of employment or termination of service as a result of death or Disability, the Participant (or his or her personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee make application to surrender all or part of the Options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment or the date of termination of service on the Board and the exercise price per share of the Option. Whether the Company accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Company is under no obligation to any Participant whatsoever to make such payments. In the event that the Company accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

13.  ALTERNATE OPTION PAYMENT MECHANISM

     The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the agreement with the Participant covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

     (a) CASH PAYMENT. The exercise price may be paid in cash or by certified check. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

     (b) CASHLESS EXERCISE. Subject to vesting requirements, if applicable, a Participant may engage in a "cashless exercise" of the Option. Upon a cashless exercise, the Participant shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the Option and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Participant does not sell the Common Stock subject to the Option through a registered broker-dealer or equivalent third party, the Participant may give the Company written notice of the exercise of the Option and the third party purchaser of the Common Stock subject to the Option shall pay the Option exercise price plus applicable withholding taxes to the Company.

     (c) EXCHANGE OF COMMON STOCK. The Committee may permit payment of the Option exercise price by the tendering of previously acquired shares of Common Stock. All shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock. No tendered shares of Common Stock which were acquired by the Participant upon the previous exercise of an Option or as awards under a stock award plan (such as the Company's Recognition and Retention Plan) shall be accepted for exchange unless the Participant has held such shares (without restrictions imposed by said plan or award) for at least six months prior to the exchange.

14.  RIGHTS OF A STOCKHOLDER

     A Participant shall have no rights as a stockholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate his services as an officer, director or employee at any time.

15.  AGREEMENT WITH PARTICIPANTS

     Each Award of Options, Reload Options, and/or Limited Rights will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates that describes the conditions for receiving the Awards, including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board or applicable securities laws.

16.  DESIGNATION OF BENEFICIARY

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Option, Reload Option, or Limited Rights to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his estate will be deemed to be the Beneficiary.

17.  DILUTION AND OTHER ADJUSTMENTS

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, pro rata return of capital to all shareholders, recapitalization, or any merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares, without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock that may be awarded under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; or

     (c) adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Limited Rights attached to such Options.

     No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. With respect to Incentive Stock Options, no such adjustment shall be made if it would be deemed a "modification" of the Award under Section 424 of the Code.

18.  EFFECT OF A CHANGE IN CONTROL ON OPTION AWARDS

     In the event of a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

     (a) provide that such Options shall be assumed, or equivalent options shall be substituted ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall be registered in accordance with the Securities Act of 1933, as amended ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Participant will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between the (1) fair market value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options; or

     (b) in the event of a transaction under the terms of which the holders of Common Stock will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, make or provide for a cash payment to the Participants equal to the difference between (1) the Merger Price times the number of shares of Common Stock subject to such

Options held by each Participant (to the extent then exercisable at prices not in excess of the Merger Price), and (2) the aggregate exercise price of all such surrendered Options.

19.  WITHHOLDING

     There may be deducted from each distribution of cash and/or Common Stock under the Plan the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to such supplemental taxable income and that are required by any governmental authority to be withheld. Shares of Common Stock will be withheld where required from any distribution of Common Stock.

20.  AMENDMENT OF THE PLAN

     The Board may at any time, and from time to time, modify or amend the Plan in any respect, or modify or amend an Award received by Key Employees and/or Outside Directors; provided, however, that no such termination, modification or amendment may affect the rights of a Participant, without his consent, under an outstanding Award.

21.  EFFECTIVE DATE OF PLAN

     The Plan shall become effective upon the date of approval of the Plan by the Company's stockholders.

22.  TERMINATION OF THE PLAN

     The right to grant Awards under the Plan will terminate upon the earlier of
(i) 10 years after the Effective Date, or (ii) the date on which the exercise of Options or related rights equaling the maximum number of shares reserved under the Plan occurs, as set forth in Section 5. The Board may suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

23.  APPLICABLE LAW

     The Plan will be administered in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Company has caused the Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the ____ day of _________________, 2001.


Date Approved by Stockholders:____________________

Effective Date:   _________________________________



ATTEST:                                   FINGER LAKES BANCORP, INC.


----------------------                    --------------------------
Secretary                                 President

                                                                       EXHIBIT C

                           FINGER LAKES BANCORP, INC.
                       2001 RECOGNITION AND RETENTION PLAN

1.   ESTABLISHMENT OF THE PLAN; CREATION OF SEPARATE TRUST

     (a) Finger Lakes Bancorp, Inc. (the "Company") hereby establishes the Finger Lakes Bancorp, Inc. 2001 Recognition and Retention Plan (the "Plan") upon the terms and conditions hereinafter stated in the Plan.

     (b) A separate trust or trusts may be established to purchase shares of the Common Stock that will be awarded hereunder (the "Trust"). If a trust is established and a Recipient hereunder fails to satisfy the conditions of the Plan and forfeits all or any portion of the Common Stock awarded to him or her, such forfeited shares will be returned to said Trust. If no trust is established, forfeited shares shall be cancelled or held in treasury as determined by the Committee.

2.   PURPOSE OF THE PLAN

     The purpose of the Plan is to advance the interests of the Bank and Finger Lakes Bancorp, Inc. (the "Company") and the Company's stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including the Bank, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with compensation for their contributions to the Company and its Affiliates and an additional incentive to perform in a superior manner, as well as to attract people of experience and ability.

3.    DEFINITIONS

     The following words and phrases, when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

     "AFFILIATE" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) and (f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

     "AWARD" means the grant by the Committee of Restricted Stock, as provided in the Plan.

     "BANK" means Savings Bank of the Finger Lakes, or a successor corporation.

     "BENEFICIARY" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

     "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company, unless otherwise noted.

     "CAUSE" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

     "CHANGE IN CONTROL" of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners' Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or
(b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "COMMITTEE" means a committee of the Board of the Company consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

     "COMMON STOCK" means shares of the common stock of the Company, par value $.01 per share.

     "COMPANY" means Finger Lakes Bancorp, Inc., the stock holding company of the Bank, or a successor corporation.

     "CONTINUOUS SERVICE" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

     "DIRECTOR" means a member of the Board.

     "DISABILITY" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director or Outside Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such employee's lifetime.

     "EFFECTIVE DATE" means the date of, or a date determined by the Board following, approval of the Plan by the Company's stockholders.

     "KEY EMPLOYEE" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

     "NON-EMPLOYEE DIRECTOR" means, for purposes of the Plan, a Director who (a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

     "NORMAL RETIREMENT" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Company or an Affiliate, or, if no such plan is applicable, which would constitute "retirement" under any qualified pension benefit plan maintained by the Company or an Affiliate, if such individual were a participant in such plan.

     "OTS" means the Office of Thrift Supervision.

     "OUTSIDE DIRECTOR" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

     "RECIPIENT" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an Award under the Plan.

     "RESTRICTED PERIOD" means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 6 with respect to Restricted Stock awarded under the Plan.

     "RESTRICTED STOCK" means shares of Common Stock that have been contingently awarded to a Recipient by the Committee subject to the restrictions referred to in Section 6, so long as such restrictions are in effect.

4.   ADMINISTRATION OF THE PLAN.

     (a) ROLE OF THE COMMITTEE. The Plan shall be administered by the Committee. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan and subject to OTS regulations and policy, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

     (b) ROLE OF THE BOARD. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board of Directors of the Company. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that except as provided in Section 6(b), the Board may not revoke any Award except in the event of revocation for Cause or with respect to unearned Awards in the event the Recipient of an Award voluntarily terminates employment with the Bank prior to Normal Retirement.

     (c) PLAN ADMINISTRATION RESTRICTIONS. All transactions involving a grant, award or other acquisitions from the Company shall:

          (i)  be approved by the Company's full Board or by the Committee;

          (ii) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote, provided that such ratification occurs no later than the date of the next annual meeting of stockholders; or

         (iii) result in the acquisition of Common Stock that is held by the Recipient for a period of six months following the date of such acquisition.

     (d) LIMITATION ON LIABILITY. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

5.   ELIGIBILITY; AWARDS

     (a) ELIGIBILITY. Key Employees and Outside Directors are eligible to receive Awards.

     (b) AWARDS TO KEY EMPLOYEES AND OUTSIDE DIRECTORS. The Committee may determine which of the Key Employees and Outside Directors referenced in Section 5(a) will be granted Awards and the number of shares covered by each Award; provided, however, that in no event shall any Awards be made that will violate the Bank's Charter and Bylaws, the Company's Certificate of Incorporation and Bylaws, or any applicable federal or state law or regulation. Shares of Restricted Stock that are awarded by the Committee shall, on the date of the Award, be registered in the name of the Recipient and transferred to the Recipient, in accordance with the terms and conditions established under the Plan. The aggregate number of shares that shall be issued under the Plan is 92,293.

     (c) To the extent required by OTS regulations and policy, the following provisions shall apply to all Awards made under this plan: no individual officer shall be granted Awards with respect to more than 25% of the total shares subject to the Plan; no Outside Director shall be granted Awards with respect to more than 5% of the total shares of Common Stock subject to the Plan; all Outside Directors in the aggregate may not be granted Awards with respect to more than 30% of the total shares of Common Stock subject to the Plan; no Awards shall begin vesting earlier than one year from the date the Plan is approved by stockholders of the Company; no Awards shall vest at a rate in excess of 20% per year beginning from the Date of Grant; and the vesting of an award shall not accelerate in the event of a Change in Control or termination of employment or service due to Normal Retirement. Subject to the foregoing, the Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

     (d) In the event Restricted Stock is forfeited for any reason, the Committee, from time to time, may determine which of the Key Employees and Outside Directors will be granted additional Awards to be awarded from forfeited Restricted Stock.

     (e) In selecting those Key Employees and Outside Directors to whom Awards will be granted and the amount of Restricted Stock covered by such Awards, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employees and Outside Directors, the length and value of their services to the Company and its Affiliates, the compensation paid to the Key Employees or fees paid to the Outside Directors, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Bank, the Company and its Affiliates or the recommendation of the full Board. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board.

     No Restricted Stock shall be earned unless the Recipient maintains Continuous Service with the Company or an Affiliate until the restrictions lapse.

     (f) MANNER OF AWARD. As promptly as practicable after a determination is made pursuant to Section 5(b) to grant an Award, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may be earned. Upon notification of an Award of Restricted Stock, the Recipient shall execute and return to the Company a restricted stock agreement (the "Restricted Stock Agreement") setting forth the terms and conditions under which the Recipient shall earn the Restricted Stock, together with a stock power or stock powers endorsed in blank. Thereafter, the Recipient's Restricted Stock and stock power shall be deposited with an escrow agent specified by the Company ("Escrow Agent") who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock Agreement. Each certificate in respect of shares of Restricted Stock Awarded under the Plan shall be registered in the name of the Recipient.

     (g) TREATMENT OF FORFEITED SHARES. In the event shares of Restricted Stock are forfeited by a Recipient, such shares shall be returned to the Company and shall be held and accounted for pursuant to the terms of the Plan until such time as the Restricted Stock is re-awarded to another Recipient, in accordance with the terms of the Plan and the applicable state and federal laws, rules and regulations.

6.   TERMS AND CONDITIONS OF RESTRICTED STOCK

     The Committee shall have full and complete authority, subject to Section 5(c) and the other limitations of the Plan, to grant awards of Restricted Stock to Key Employees and Outside Directors and, in addition to the terms and conditions contained in Sections 6(a) through 6(h), to provide such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

     (a) GENERAL RULES. Subject to Section 5(c) hereof, Restricted Stock shall be earned by a Recipient at the rate or rates determined by the Committee, provided that such Recipient maintains Continuous Service. No shares shall vest in any year in which the Bank is not meeting all of its fully phased-in capital requirements. Subject to any such other terms and conditions as the Committee shall provide with respect to Awards, shares of Restricted Stock may not be sold, assigned, transferred (within the meaning of Code Section 83), pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period.

     (b) CONTINUOUS SERVICE; FORFEITURE. Except as provided in Section 6(c), if a Recipient ceases to maintain Continuous Service for any reason, unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Recipient and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6(a) shall upon such termination of Continuous Service be forfeited. Any stock dividends or declared but unpaid cash dividends attributable to such shares of Restricted Stock shall also be forfeited.

     (c) EXCEPTION FOR TERMINATION DUE TO DEATH OR DISABILITY, NORMAL RETIREMENT AND FOLLOWING A CHANGE IN CONTROL. Notwithstanding the general rule contained in
Section 6(a), and subject to Section 5(c) hereof, Restricted Stock awarded to a Recipient whose employment with the Company or an Affiliate or service on the Board terminates due to death, Disability, or Normal Retirement, or following a Change in Control, shall be deemed earned as of the Recipient's last day of employment with the Company or an Affiliate, or last day of service on the Board of the Company or an Affiliate; provided that Restricted Stock awarded to a Key Employee who at any time also serves as a Director shall not be deemed earned until both employment and service as a Director have been terminated.

     (d) REVOCATION FOR CAUSE. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, previously awarded under the Plan, to the extent Restricted Stock has not been redelivered by the Escrow Agent to the Recipient, whether or not yet earned, in the case of a Key Employee whose employment is terminated by the Company or an Affiliate or an Outside Director whose service is terminated by the Company or an Affiliate for Cause or who is discovered after termination of employment or service on the Board to have engaged in conduct that would have justified termination for Cause.

     (e) RESTRICTED STOCK LEGEND. Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent, and shall bear the following (or a similar) legend:

                  "The transferability of this certificate and
            the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Finger Lakes Bancorp, Inc. 2001 Recognition and Retention Plan. Copies of such Plan are on file in the offices of the Secretary of Finger Lakes Bancorp, Inc., 470 Exchange Street, Geneva, New York 14456."

     (f) PAYMENT OF DIVIDENDS AND RETURN OF CAPITAL. After an Award has been granted but before such Award has been earned, the Recipient shall receive any cash dividends paid with respect to such shares, or shall share in any pro-rata return of capital to all stockholders with respect to the Common Stock. Stock dividends declared by the Company and paid on Awards that have not yet been earned shall be subject to the same restrictions as the Restricted Stock and the certificate(s) or other instruments representing or evidencing such shares shall be legended in the manner provided in Section 6(e) and shall be delivered to the Escrow Agent for distribution to the Recipient when the Restricted Stock upon which such dividends were paid are earned. Unless the Recipient has made an election under Section 83(b) of the Code, cash dividends or other amounts so paid on shares that have not yet been earned by the Recipient shall be treated as compensation income to the Recipient when paid. If dividends are paid with respect to shares of Restricted Stock under the Plan that have been forfeited and returned to the Company or to a trust established to hold issued and unawarded or forfeited shares, the Committee can determine to award such dividends to any Recipient or Recipients under the Plan, to any other employee or director of the Company or the Bank, or can return such dividends to the Company.

     (g) VOTING OF RESTRICTED SHARES. After an Award has been granted, the Recipient as conditional owner of the Restricted Stock shall have the right to vote such shares.

     (h) DELIVERY OF EARNED SHARES. At the expiration of the restrictions imposed by Section 6(a), the Escrow Agent shall redeliver to the Recipient (or where the relevant provision of Section 6(c) applies in the case of a deceased Recipient, to his Beneficiary) the certificate(s) and any remaining stock power deposited with it pursuant to Section 5(d) and the shares represented by such certificate(s) shall be free of the restrictions referred to in Section 6(a).

7.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event of any change in the outstanding shares subsequent to the Effective Date by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, or any merger, consolidation or any change in the corporate structure or shares of the Company, without receipt or payment of consideration by the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Recipient with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Escrow Agent in the manner provided in Section 6(e).

8.   ASSIGNMENTS AND TRANSFERS

     No Award nor any right or interest of a Recipient under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred (within the meaning of Code Section 83) except, in the event of the death of a Recipient, by will or the laws of descent and distribution until such Award is earned.

9.   KEY EMPLOYEE RIGHTS UNDER THE PLAN

     No Key Employee shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Key Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Key Employee any right to be retained in the employ of the Company or any Affiliate.

10.  OUTSIDE DIRECTOR RIGHTS UNDER THE PLAN

     Neither the Plan nor any action taken thereunder shall be construed as giving any Outside Director any right to be retained in the service of the Company or any Affiliate.

11.  WITHHOLDING TAX

     Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time that an election is made by the Recipient under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Bank or the Company shall have the right to require the Recipient or other person receiving such shares to pay the Bank or the Company the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to such supplemental income and that the Bank or the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Bank or the Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Bank or the Company is required to withhold with respect to such dividend payments.

12.  AMENDMENT OR TERMINATION

     The Board of the Company may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that no such amendment, suspension or termination shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan. Any amendment or modification of the Plan or an outstanding Award under the Plan, shall be approved by the Committee, or the full Board of the Company.

13.  GOVERNING LAW

     The Plan shall be governed by the laws of the State of Delaware.

14.  TERM OF PLAN

     The Plan shall become effective on the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders. It shall continue in effect until the earlier of (i) ten years from the Effective Date unless sooner terminated under Section 12 hereof, or
(ii) the date on which all shares of Common Stock available for award hereunder, have vested in the Recipients of such Awards.


     IN WITNESS WHEREOF, the Company has caused the Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the ___________ day of __________________, 2001.

Date Approved by Stockholders: _______________

Effective Date:   _____________________________



                                          FINGER LAKES BANCORP, INC.




-------------------------------           ----------------------------------
Secretary                                 President

                                 REVOCABLE PROXY

                           FINGER LAKES BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 15, 2001

     The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Finger Lakes Bancorp, Inc. which the undersigned is entitled to vote at a Annual Meeting of Stockholders ("Meeting") to be held at Finger Lakes Bancorp, Inc.'s main office, 470 Exchange Street, Geneva, New York, at 11:00 a.m. (local time) on May 15, 2001. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:


                                                      FOR      WITHHELD
I.    The election as directors of all                [ ]        [ ]
      nominees listed below (except as
      marked to the contrary below)

      Bernard G. Lynch
      Arthur W. Pearce

      INSTRUCTION:  TO WITHHOLD YOUR VOTE
      FOR ONE OR MORE NOMINEES, WRITE THE
      NAME OF THE NOMINEE(S) ON THE LINES
      BELOW.

------------------------------------------------

------------------------------------------------

                                                 FOR        AGAINST      ABSTAIN
II.   Approval of the 2001 Stock Option          [ ]         [ ]           [ ]
      Plan.


III.  Approval of the 2001 Recognition and       [ ]         [ ]           [ ]
      Retention Plan.


IV.   The ratification of the appointment        [ ]         [ ]           [ ]
      of KPMG LLP as auditors for the
      fiscal year ending December 31, 2001.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


      Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of Finger Lakes Bancorp, Inc. at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of Finger Lakes Bancorp, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting.

      The undersigned acknowledges receipt from Finger Lakes Bancorp, Inc. prior to the execution of this proxy of a Notice of the Meeting and a proxy statement dated April 12, 2001.


Dated: _________________, 2001              [ ]  Check Box if You Plan
                                                 to Attend Meeting


-------------------------------             -----------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


-------------------------------             -----------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.





        PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE
                       ENCLOSED POSTAGE-PREPAID ENVELOPE.